LHA Market StateTM Alpha Seeker ETF
Schedule of Investments
September 30, 2023 (Unaudited)
Shares	Security Description	Value
	SHORT-TERM INVESTMENTS — 99.8%
	Money Market Funds — 30.6%
4,087,873	First American Government Obligations Fund - Class X, 5.26% (a)	$4,087,873
4,087,873	First American Treasury Obligations Fund - Class X, 5.26% (a)	4,087,873
		8,175,746
Principal Amount	U.S. Treasury Bills — 69.2%
$5,246,000	United States Treasury Bill, 4.92%, 2/22/2024 (b)(c)	5,135,536
13,030,000	United States Treasury Bill, 4.20%, 3/21/2024 (b)(c)	12,701,145
695,000	United States Treasury Bill, 4.73%, 4/18/2024 (b)	674,840
		18,511,521
	TOTAL SHORT-TERM INVESTMENTS (Cost $26,778,742)	26,687,267

	TOTAL INVESTMENTS (Cost $26,778,742) — 99.8%	26,687,267
	Other Assets in Excess of Liabilities — 0.2%	59,042
	NET ASSETS — 100.0%	$26,746,309

Percentages are stated as a percent of net assets.

(a) Rate shown is the annualized seven-day yield as of September 30, 2023.
(b) Zero coupon bond; effective yield is shown.
(c) All or a portion of this security is held as collateral for written options and futures contracts. At September 30, 2023, the total value of securities held as collateral amounted to $17,836,681 or 66.7% of net assets.

LHA Market StateTM Alpha Seeker ETF
SCHEDULE OF OPEN FUTURES CONTRACTS
September 30, 2023 (Unaudited)
Number of Short Contracts	Description	Expiration Month	Notional Value	Value & Unrealized Appreciation/ (Depreciation)
(25)	S&P 500 E-Mini Future(a)	December 2023	$(5,406,875)	$19,620

(a) Exchange-Traded.

Summary of Fair Value Disclosure at September 30, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2023:

	Level 1	Level 2	Level 3	Total
Assets(a)
Short-Term Investments	$8,175,746	$18,511,521	$–	$26,687,267
Total Investments in Securities	$8,175,746	$18,511,521	$–	$26,687,267
Other Financial Instruments(b)
Futures Contracts	$19,620	$–	$–	$19,620

(a) See Schedule of Investments for further disaggregation of investment categories.
(b) Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts which are reflected at the unrealized appreciation (depreciation) on the instrument.

For the period ended September 30, 2023, the Fund did not recognize any transfers to or from Level 3.